Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended
	August 29,	May 30,	August 31,
	2008	2008	2007
Sales	$342,650	$321,254	$319,434
Cost of sales	153,023	147,529	170,498

Gross profit	189,627	173,725	148,936

Operating expenses (income):
Sales and marketing	86,282	78,402	74,404
Research and development	45,747	51,614	52,310
General and administrative	27,054	50,310	21,478
Amortization of intangibles	25,164	25,626	26,006
Realtek patent resolution	(70,000)	—	—
Goodwill impairment	—	157,977	—
Restructuring charges	1,997	193	425

Total operating expenses (income)	116,244	364,122	174,623

Operating income (loss)	73,383	(190,397)	(25,687)

Interest expense, net	(1,251)	(2,675)	(3,567)
Other income, net	12,871	11,479	12,411

Income (loss) from operations before income taxes	85,003	(181,593)	(16,843)

Income tax (provision) benefit	(5,166)	14,870	(1,811)

Net income (loss)	$79,837	$(166,723)	$(18,654)

Basic and diluted income (loss) per share	$0.20	$(0.41)	$(0.05)

Shares used in computing basic per share amounts	402,889	401,922	397,041

Shares used in computing diluted per share amounts	404,072	401,922	397,041

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	August 29,	May 30,
	2008	2008
ASSETS

Current assets:
Cash and equivalents	$541,428	$503,644
Notes receivable	88,100	65,116
Accounts receivable, net	143,135	116,281
Inventories, net	108,376	90,831
Other current assets	35,584	34,033

Total current assets	916,623	809,905

Property & equipment, net	54,258	54,314
Goodwill	609,297	609,297
Intangibles, net	254,296	278,385
Deposits and other assets	22,727	23,229

Total assets	$1,857,201	$1,775,130

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$95,391	$90,280
Current portion of long-term debt	88,000	48,000
Accrued liabilities and other	341,108	366,181

Total current liabilities	524,499	504,461

Deferred taxes and long-term obligations	30,696	22,367
Long-term debt	213,000	253,000
Stockholders’ equity	1,089,006	995,302

Total liabilities and stockholders’ equity	$1,857,201	$1,775,130

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended
	August 29,	May 30,	August 31,
	2008	2008	2007
China	$167,527	$149,773	$146,754
Europe, Middle East and Africa	69,377	74,100	69,662
North America	52,031	46,727	60,018
Asia Pacific Rim (ex-China)	30,109	30,514	23,382
Latin and South America	23,606	20,140	19,618

Total Sales	$342,650	$321,254	$319,434

(a) All non-OEM partner sales are reported in geographic categories based on the location of the end customer. Sales to OEM partners are included in the geographic categories based upon the hub locations of the OEM partners.
Sales by Product Category

	Three Months Ended
	August 29,	May 30,	August 31,
	2008	2008	2007
Networking	$282,007	$261,185	$261,976
Security (b)	36,339	36,441	31,483
Voice	12,830	12,625	16,321
Services	11,018	10,291	9,030
Connectivity Products	456	712	624

Total Sales	$342,650	$321,254	$319,434

(b) Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Reconciliation of Non-GAAP Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE D

	Three Months Ended
	August 29,	May 30,	August 31,
	2008	2008	2007
GAAP operating income (loss)	$73,383	$(190,397)	$(25,687)
Restructuring	1,997	193	425
Amortization of intangible assets	25,164	25,626	26,006
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	5,528
Realtek patent resolution [b]	(70,000)	—	—
Patent litigation success fee [c]	—	9,000	—
VAT recovery dispute [d]	—	6,069	—
IPO fees write-off [e]	—	4,864	—
Goodwill impairment [f]	—	157,977	—
Stock-based compensation expense [g]	6,442	9,793	3,863
Acquiree expensed acquisition costs [h]	—	43	—

Non-GAAP operating income	$36,986	$23,168	$10,135

GAAP net income (loss)	$79,837	$(166,723)	$(18,654)
Restructuring	1,997	193	425
Amortization of intangible assets	25,164	25,626	26,006
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	5,528
Realtek patent resolution [b]	(70,000)	—	—
Patent litigation success fee [c]	—	9,000	—
VAT recovery dispute [d]	—	6,069	—
IPO fees write-off [e]	—	4,864	—
Goodwill impairment [f]	—	157,977	—
Stock-based compensation expense [g]	6,442	9,793	3,863
Acquiree expensed acquisition costs [h]	—	43	—
Gain on sales of assets [i]	—	—	(4,930)
Tax reserve release [j]	—	(11,284)	—

Non-GAAP net income	$43,440	$35,558	$12,238

GAAP net income (loss) per share	$0.20	$(0.41)	$(0.05)
Restructuring	0.00	0.00	0.00
Amortization of intangible assets	0.06	0.06	0.07
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	0.01
Realtek patent resolution [b]	(0.17)	—	—
Patent litigation success fee [c]	—	0.02	—
VAT recovery dispute [d]	—	0.02	—
IPO fees write-off [e]	—	0.01	—
Goodwill impairment [f]	—	0.39	—
Stock-based compensation expense [g]	0.02	0.03	0.01
Acquiree expensed acquisition costs [h]	—	0.00	—
Gain on sales of assets [i]	—	—	(0.01)
Tax reserve release [j]	—	(0.03)	—

Non-GAAP net income per share, diluted	$0.11	$0.09	$0.03

Shares used in computing diluted per share amounts	404,072	403,322	400,543

GAAP operating income (loss) margin	21.4%	-59.3%	-8.0%
Restructuring	0.6%	0.1%	0.1%
Amortization of intangible assets	7.3%	8.0%	8.1%
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	0.0%	0.0%	1.7%
Realtek patent resolution [b]	-20.4%	0.0%	0.0%
Patent litigation success fee [c]	0.0%	2.8%	0.0%
VAT recovery dispute [d]	0.0%	1.9%	0.0%
IPO fees write-off [e]	0.0%	1.5%	0.0%
Goodwill impairment [f]	0.0%	49.2%	0.0%
Stock-based compensation expense [g]	1.9%	3.0%	1.3%
Acquiree expensed acquisition costs [h]	0.0%	0.0%	0.0%

Non-GAAP operating income margin	10.8%	7.2%	3.2%

GAAP sales and marketing expenses	$86,282	$78,402	$74,404
Stock-based compensation expense [h]	(1,758)	(1,830)	(975)

Non-GAAP sales and marketing expenses	$84,524	$76,572	$73,429

GAAP research and development expenses	$45,747	$51,614	$52,310
Stock-based compensation expense [h]	(884)	(1,199)	(721)

Non-GAAP research and development expenses	$44,863	$50,415	$51,589

GAAP general and administrative expenses	$27,054	$50,310	$21,478
Patent litigation success fee [c]	—	(9,000)
VAT recovery dispute [d]	—	(6,069)
IPO fees write-off [e]	—	(4,864)
Stock-based compensation expense [h]	(3,042)	(6,033)	(1,783)
Acquiree expensed acquisition costs [i]	—	(43)	—

Non-GAAP general and administrative expense	$24,012	$24,301	$19,695

[a] Results from our 49% H3C acquisition transaction.
[b] Realtek resolution of patent dispute.
[c] Success fee for patent litigation.
[d] Disputed VAT recovery receivable no longer deemed collectible.
[e] Write-off capitalized costs of proposed IPO.
[f] Goodwill impairment related to loss in value of a reporting unit.
[g] Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended
	August 29,	May 30,	August 31,
	2008	2008	2007
Cost of sales	758	731	384
Sales and marketing	1,758	1,830	975
Research and development	884	1,199	721
General and administrative	3,042	6,033	1,783
[h] These expenses relate to the proposed acquisition of the Company in September 2007, the deal was terminated in April 2008.
[i] The gain relates to patent sales in fiscal 2008 and a patent sale in fiscal 2007.
[j] This gain relates to the release of tax reserves due to settlements with foreign tax authorities.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	August 29, 2008
				TippingPoint
				Security Business
	Networking Business (a)			(b)
	China-Based	Rest of World			Eliminations /
	Sales Region	Sales Region	Central Functions	TippingPoint	Other		Total
Sales	$175,397	$140,314	$—	$28,199	$(1,260)	[c]	$342,650
Gross profit	115,707	81,008	(25,911)	19,581	(758)	[d]	189,627
Direct sales and marketing expenses	33,100	28,152	—	9,373	1,758	[d]	72,383

Segment contribution profit (loss)	82,607	52,856	(25,911)	10,208	(2,516)		117,244

Other operating expenses	—	—	72,863	9,911	(38,913)	[e]	43,861

Segment profit	$—	$—	$—	$297	$—

Operating income							$73,383

	August 31, 2007
				TippingPoint
				Security Business
	Networking Business (a)			(b)
	China-Based	Rest of World			Eliminations /
	Sales Region	Sales Region	Central Functions	TippingPoint	Other		Total
Sales	$156,034	$137,932	$—	$25,468	$—	[c]	$319,434
Gross profit	94,009	75,438	(31,225)	16,626	(5,912)	[d]	148,936
Direct sales and marketing expenses	25,824	23,087	—	9,093	975	[d]	58,979

Segment contribution profit (loss)	68,185	52,351	(31,225)	7,533	(6,887)		89,957

Other operating expenses	—	—	78,622	8,087	28,935	[e]	115,644

Segment profit	$—	$—	$—	$(554)	$—

Operating loss							$(25,687)

(a)	-	our Networking business consists of two regionally based reporting segments: China-Based Sales Region and Rest of World Sales Region, as well as Central Functions. We measure profitability in these segments at standard profit and segment contribution profit level. Segment contribution profit is standard profit less segment direct sales and marketing expenses. Also as part of our Networking business we report the Central functions for this business. Central Functions include other cost of sales and centralized operating expenses.

(b)	-	our TippingPoint Security business segment is measured on a profitability basis of segment profit. This measure includes all costs except those items described in “Eliminations and Other”.

[c]	-	eliminations for inter-company revenue during the respective periods.

[d]	-	includes stock based compensation in all periods and purchase accounting inventory related adjustments as applicable.

[e]	-	includes: stock-based compensation, amortization, and restructuring in all periods and Realtek patent dispute resolution where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Three Month’s Ended
	August 29,	August 31,
	2008	2007
Cash flows from operating activities:
Net income (loss)	$79,837	$(18,654)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	33,131	34,666
Loss on property and equipment disposals	13	49
Stock-based compensation expense	6,442	3,863
Gain on investments, net	—	(185)
Deferred income taxes	(3,377)	(845)
Change in assets and liabilities:
Accounts receivable	(50,684)	(17,152)
Inventories	(18,566)	4,697
Other assets	(1,483)	2,945
Accounts payable	6,941	(4,001)
Other liabilities	(12,940)	(64,390)

Net cash provided by (used in) operating activities	39,314	(59,007)

Cash flows from investing activities:
Proceeds from maturities and sales of investments	—	442
Purchase of property and equipment	(7,598)	(5,607)
Proceeds from sale of property and equipment	68	645

Net cash used in investing activities	(7,530)	(4,520)

Cash flows from financing activities:
Issuances of common stock	286	837
Repurchases of common stock	(543)	(183)

Net cash (used in) provided by financing activities	(257)	654

Effects of exchange rate changes on cash and equivalents	6,257	4,702

Net change in cash and equivalents during period	37,784	(58,171)
Cash and equivalents, beginning of period	503,644	559,217

Cash and equivalents, end of period	$541,428	$501,046